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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 7, 2000

                                A V N E T, I N C.

             (Exact name of Registrant as Specified in its Charter)

           New York                  1-4224                 11-1890605
 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
       of Incorporation)           File Number)         Identification No.)

2211 South 47th Street, Phoenix, Arizona                         85034
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, Including Area Code  - (480) 643-2000


                                 Not Applicable

          (Former Name or Former Address if Changed Since Last Report)
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Item 5.  Other Events.

On August 7, 2000, subsequent to the end of Registrant's fiscal year 2000, the Registrant entered into an agreement to purchase part of the VEBA Electronics Group from Germany-based E.On AG (formerly VEBA AG) for a cash purchase price of approximately $740,000,000, including the assumption of debt. Under the terms of the agreement, Avnet, Inc. will acquire (a) the Munich, Germany-headquartered EBV Group, comprised of EBV Elektronik and WBC, both pan-European semiconductor distributors, and Atlas Services Europe, logistics provider for the EBV Group; and (b) the Nettetal, Germany-based RKE Systems, a computer products and services distributor. The combined companies being acquired from E.On AG reported 1999 sales of approximately $1.8 billion. Completion of the acquisition is anticipated to occur during the Registrant's fiscal quarter ended December 29, 2000, subject to receipt of necessary governmental approvals.

Item 7.  Financial Statements and Exhibits.

                  (a)      Not required.

                  (b)      Not required.

                  (c)      Exhibits:

         Exhibit (2): Share Purchase Agreement, dated August 7, 2000, among:

         Avnet, Inc., Arrow Electronics, Inc. and Cherrybright Limited and E.ON AG and VEBA Electronics GmbH, EBV Verwaltungs GmbH i.L., Viterra Grundstucke Verwaltungs GmbH, VEBA Electronics LLC, VEBA Electronics Beteiligungs GmbH, VEBA Electronics (UK) Plc and Raab Karcher Electronics Systems Plc. This exhibit does not include the exhibits and schedules thereto as listed in the table of contents. The Registrant undertakes to furnish any such exhibits and schedules to the Commission upon its request.
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                                S I G N A T U R E

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AVNET, INC.
                                          (Registrant)


Date: September 22, 2000                  By:      /s/ Raymond Sadowski
                                             -----------------------------------
                                                   Raymond Sadowski
                                                   Senior Vice President and
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number     Description of Exhibit

      2 Share Purchase Agreement, dated August 7, 2000, among: Avnet, Inc., Arrow Electronics, Inc. and Cherrybright Limited and E.ON AG and VEBA Electronics GmbH, EBV Verwaltungs GmbH i.L., Viterra Grundstucke Verwaltungs GmbH, VEBA Electronics LLC, VEBA Electronics Beteiligungs GmbH, VEBA Electronics (UK) Plc and Raab Karcher Electronics Systems Plc. This exhibit does not include the exhibits and schedules thereto as listed in the table of contents. The Registrant undertakes to furnish any such exhibits and schedules to the Commission upon its request.